UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2004

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant’s telephone number, including area code)

Item 5.           Other Events and Required FD Disclosure

Caesars Entertainment, Inc. (the “Company”) issued a press release on June 18, 2004, announcing that the Company has completed the previously announced sale of the Las Vegas Hilton to an affiliate of Colony Capital, LLC.

Item 7.           Financial Statements and Exhibits

(c)                                  Exhibits

99.1               Press Release dated June 18, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

	By:	/s/ WESLEY D. ALLISON
	Name:	Wesley D. Allison
	Title:	Senior Vice President, Controller and Interim Chief Financial Officer

Dated: June 18, 2004